SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 24, 2003.

STONERIDGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of Principal Executive Offices)	(Zip Code)

(330) 856-2443

Registrant’s Telephone Number, Including Area Code

ITEM 9.	REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On July 24, 2003, Stoneridge, Inc. issued a press release announcing second quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONERIDGE, INC.

Date: July 24, 2003	/s/ KEVIN P. BAGBY
Kevin P. Bagby Treasurer and Chief Financial Officer (Principal Financial and Chief Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 24, 2003, announcing second quarter 2003 earnings.

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